Note 3 - Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]

NOTE3. SUMMARYOFSIGNIFICANTACCOUNTINGPOLICIES

Management Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts. These estimates are based on information available at the date of the financial statements. Actual results could differ from those estimates. Significant estimates include the following:

•	the allocation of purchase price to assets and liabilities acquired,

•	allowance for doubtful accounts receivable,

•	asset retirement obligations,

•	fair value of stock-based compensation,

•	contingent liabilities, and

•	the assessment of assets for impairment.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current year presentation.

Cash and Cash Equivalents

Cash and cash equivalents include securities with maturities of 90 days or less at the date of purchase. At times, we have cash deposits in excess of federally insured limits.

Revenue Recognition

The Company recognizes revenues in accordance with Accounting Standards Codification 605 (ASC 605 “Revenue Recognition”) and Staff Accounting Bulletin No 104, and accordingly all of the following criteria must be met for revenues to be recognized: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price to the buyer is fixed and determinable and collectability is reasonably assured. The majority of the Company’s revenue results from contracts with direct customers and revenues are generated upon performance of contracted services. The Company derives the majority of its revenue from water resource management as it relates to the oil and gas industry, including transportation and disposal of fresh and salt water by Company-owned trucks and/or third-party trucks to customer sites for use in drilling and hydraulic fracturing activities and from customer sites to remove and dispose of backflow and produced water originating from oil and gas wells. Revenues are also generated through fees charged for use of the Company’s disposal wells and from the rental of tanks and other equipment. Transportation and disposal rates are generally based on a fixed fee per barrel of disposal water or, in certain circumstances, transportation is based on an hourly rate. Rates for other services are based on negotiated rates with the Company’s customers and revenue is recognized when the services have been performed. Excise and other taxes collected from customers and remitted to governmental authorities are not included in revenue.

Accounts Receivable

Accounts receivable consists of water disposal, transportation, storage and other revenue from rental of our water storage tanks. We review accounts receivable periodically and reduce the carrying amount with a valuation allowance that reflects our best estimate of the amount that may not be collectible. The allowance deemed necessary was $380 thousand as of both December 31, 2013 and 2012. Bad debt expense was $0 and $356 thousand for the year ended December 31, 2013 and 2012, respectively. The Company does not charge interest on past due balances of accounts receivable.

Concentration of Customer Risk

Five of the Company’s customers comprised approximately 50% of the Company’s consolidated revenues for the year ended December 31, 2013. Two customers comprised approximately 45% of the Company’s consolidated accounts receivable at December 31, 2013.

Three of the Company’s customers comprised 61% of the Company’s consolidated revenues for the year ended December 31, 2012 and 60% of the Company’s consolidated accounts receivable at December 31, 2012 consisted of accounts receivable due from three customers.

Inventories

Inventory consists of MAG Tank™ panels and is stated at the lower of cost or market. We impair the carrying value of our inventory for discontinued, obsolete, excess and damaged inventory. This impairment is equal to the difference between the cost of inventory and its estimated market value based upon assumptions of future demand, targeted inventory turn rates, management strategy and market conditions. If actual market conditions are less favorable than those projected by management or management strategy changes, additional inventory impairments may be required and, in the event of a major change in strategy or downturn in market conditions, such impairments could be significant. We did not have any significant impairment charges for inventory during the year ended December 31, 2013.

Property, Plant and Equipment

Property plant and equipment are stated at cost. Depreciation is computed using the straight-line method based on the following useful lives:

Transportation equipment (in years)	5
Furniture, fixtures & other (in years)	5 to 7
Water disposal, handling and storage equipment (in years)	7 to 20
Land improvements (in years)	15
Buildings (in years)	30
Water disposal and handling facilities (in years)	7 to 20

Material expenditures which increase the life of an asset are capitalized and depreciated over the estimated remaining useful life of the asset. The cost of equipment sold, or otherwise disposed of, and the related accumulated depreciation or amortization is removed from the accounts, and any gains or losses are reflected in current operations.

Long-lived assets, including property and equipment, are evaluated for impairment when certain triggering events of changes in circumstances indicate that the carrying values may not be recoverable over their estimated remaining useful life.

Deferred Financing Costs

Costs incurred in connection with issuing debt are capitalized and amortized as an adjustment to interest expense over the term of the debt instrument using the interest method. Deferred financing costs in 2012 were related to the Series B debentures, which were in default and were classified as current liabilities. During 2012, we have exchanged for Series C Preferred Stock all but $90 thousand of these obligations, and the related deferred financing costs were written off at that time.

Goodwill

Goodwill is considered to have an indefinite useful economic life and is not amortized. Instead, authoritative guidance requires that goodwill be tested for impairment at the reporting unit level (operating segment or one level below an operating segment) on an annual basis and between annual tests when circumstances indicate that the recoverability of the carrying amount of goodwill may be in doubt. Application of the goodwill impairment test requires judgment, including the identification of reporting units, assigning assets and liabilities to reporting units, assigning goodwill to reportable units, and determining the fair value. Significant judgments are required to estimate the fair value of a reporting unit including estimating future cash flows, determining appropriate discount rates and other assumptions. The Company assesses impairment of its goodwill at least annually as of December 31, or on an interim basis if events or circumstances indicate the fair value of goodwill may have decreased below its carrying value. The Company adopted Accounting Standards Update (ASU) No. 2011-08, Intangibles-Goodwill and Other (Topic 350) which permits an entity to make a qualitative assessment of whether it is more likely than not that a reporting unit’s fair value is less than its carrying value before applying the more quantitative two-step impairment test. See further discussion of our goodwill impairment at Note 5 – Acquisitions and Divestitures.

Impairment of Asset Value

We periodically evaluate whether events and circumstances have occurred that may warrant revision of the estimated useful life of long-term assets or whether the remaining balance of long-term assets should be evaluated for possible impairment. We compare the estimate of the related undiscounted cash flows over the remaining useful lives of the applicable assets to the assets’ carrying values in measuring their recoverability. When the future cash flows are not sufficient to recover an asset’s carrying value, an impairment charge is recorded for the difference between the asset’s fair value and its carrying value. See further discussion of impairment of asset value at Note 5 – Acquisitions and Divestitures and at Note 15 – Segment Data.

Repairs and Maintenance

We charge the cost of repairs and maintenance, including the cost of replacing minor items not constituting substantial betterment, to selling, general and administrative expenses as these costs are incurred.

Stock-Based Compensation

The Company accounts for share-based compensation in accordance with the provisions of the ASC standards which require companies to estimate the fair value of share-based payment awards made to employees and directors, including stock options, restricted stock and employee stock purchases related to employee stock purchase plans, on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense ratably over the requisite service periods. We estimate the fair value of each share-based award using the Black-Scholes option pricing model for service and performance based awards and the lattice model for market-based awards. Certain of our grants have performance-based vesting terms. We amortize the fair value of these awards over their estimated vesting terms which are based on both the probability and estimated timing of the achievement of these performance goals. See Note 12 for additional information on our stock-based compensation.

Asset Retirement Obligation

The Company accounts for asset retirement obligations based on the guidance of ASC 410 which addresses accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. ASC 410 requires that the fair value of a liability for an asset’s retirement obligation be recorded in the period in which it is incurred and the corresponding cost capitalized by increasing the carrying amount of the related long-lived asset. The liability is accreted to its then present value each period, and the capitalized cost is depreciated over the estimated useful life of the related asset.

Income Taxes

We account for income taxes under the asset and liability method. Deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. We measure and record income tax contingency accruals in accordance with ASC 740, Income Taxes.

We recognize liabilities for uncertain income tax positions based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step requires us to estimate and measure the tax benefit as the largest amount that is more than fifty percent likely to be realized upon ultimate settlement. It is inherently difficult and subjective to estimate such amounts, as we must determine the probability of various possible outcomes. We reevaluate these uncertain tax positions on a quarterly basis or when new information becomes available to management. These reevaluations are based on factors including, but not limited to, changes in facts or circumstances, changes in tax law, successfully settled issues under audit, expirations due to statutes, and new audit activity. Such a change in recognition or measurement could result in the recognition of a tax benefit or an increase to the tax accrual.

We classify interest related to income tax liabilities as income tax expense, and if applicable, penalties are recognized as a component of income tax expense. The income tax liabilities and accrued interest and penalties that are anticipated to be due within one year of the balance sheet date are presented as current liabilities in our consolidated balance sheets.

Accounting standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standards also establish a framework for measuring fair value and a valuation hierarchy based upon the transparency of inputs used in the valuation of an asset or liability. Classification within the hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The valuation hierarchy contains three levels:

•	Level 1 — Quoted prices (unadjusted) for identical assets or liabilities in active markets

•

Level 2 — Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; and model-derived valuations whose inputs or significant value drivers are observable

•	Level 3 — Significant inputs to the valuation model are unobservable

The carrying value of cash and cash equivalents, receivables, and accounts payable approximate their respective fair values due to the short-term nature of these instruments. Based on borrowing rates which management believes would currently be available to the Company for similar issues of debt, taking into account the current credit risk of the Company and other market factors, the carrying value of the Company’s debt obligations approximate their fair value. The Company had no assets or liabilities that are being re-measured at fair value at either December 31, 2013 or December 31, 2012.

Income or Loss Per Common Share

Basic income or loss per common share is net income or loss applicable to common stockholders divided by the weighted average number of common shares outstanding during the period. Diluted income or loss per common share is calculated in the same manner, but also considers the impact to net income or loss and common shares outstanding for the potential dilution from stock options, warrants, convertible debentures, preferred stock, and convertible promissory notes.

Shares of our common stock underlying the following securities were not included in dilutive weighted average shares outstanding for the years ended December 31, 2013 and 2012, as their effects would have been anti-dilutive.

	December 31,
	2013	2012
Stock options	12,173,255	10,827,165
Warrants	3,531,631	3,020,000
Convertible debentures	71,860	53,275
Convertible promissory notes	715,000	880,000

Total	16,491,746	14,780,440

Our Series C Preferred Stock is only convertible to common stock at the shareholders election upon a change in control of the Company. The potential dilutive effect of Series C Preferred Stock based on the closing price as of December 31, 2013 would be 43,103,448 common shares.